SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) December 26, 2001


                        ADELPHIA BUSNIESS SOLUTIONS, INC.
               (Exact name of registrant as specified in charter)



   Delaware                          000-21605                    25-1669404
(State or other                (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)




               One North Main Street - Coudersport, PA 16915-1141
              (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830








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Item 5.  Other Events and Regulation FD Disclosure

         In a press release dated December 26, 2001, Adelphia Business Solutions' parent company, Adelphia Communications Corporation (Nasdaq:
ADLAC)("Adelphia") announced that it declared a stock dividend of all of the shares of common stock of the Company that Adelphia owned to effectuate Adelphia's previously announced intent to spin-off the common stock of the Company. According to the press release, the record date for the dividend will be January 8, 2002 and the payment date will be January 11, 2002. A copy of Adelphia's press release dated December 26, 2001 is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01.


Item 7.  Financial Statements and Exhibits

Exhibit No.                           Description

99.01 Adelphia Communications Corporation Press Release dated December 26, 2001 (Filed Herewith).

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                                    SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 3, 2002            ADELPHIA BUSINESS SOLUTIONS, INC.
                                            (Registrant)


                                            By: /s/Timothy J. Rigas
                                                   Timothy J. Rigas
                                                   Vice Chairman, Treasurer and
                                                   Chief Financial Officer






















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                                  EXHIBIT INDEX



Exhibit No.                                Description
----------                                 -----------
99.01 Adelphia Communications Corporation Press Release dated December 26, 2001 (Filed Herewith).